Execution Version FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT This Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement (this “Amendment”) dated as of September 16, 2026, is by and among NOBLE FINANCE II LLC, a Delaware limited liability company (the “Company”), NOBLE INTERNATIONAL FINANCE COMPANY, an exempted company incorporated in the Cayman Islands with limited liability and a wholly-owned indirect Subsidiary of the Company (“NIFCO”), as a Designated Borrower, each other Credit Party party hereto, each of the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders. RECITALS: WHEREAS, the Company, NIFCO, the Administrative Agent and the Lenders and other parties from time to time party thereto have entered into that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of April 18, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 24, 2024, that certain Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 16, 2025, and that certain Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 29, 2026, the “Existing Credit Agreement” and as further amended hereby, the “Credit Agreement”). WHEREAS, the Borrowers have requested the amendment of certain provisions of the Existing Credit Agreement, in each case, effective as of the Fourth Amendment Effective Date (as defined below) and on the terms and conditions set forth herein. WHEREAS, the financial institutions identified on the signature pages hereto as Lenders, constituting at least the Required Lenders, have agreed to the amendment of such provisions on the terms and conditions set forth herein. NOW, THEREFORE, to induce the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2 Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, including the introductory paragraph and recitals hereto, has the meaning assigned to such term in the Credit Agreement. Section 2. Amendments. Upon the occurrence of the Fourth Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows: (a) Section 1.1 of the Existing Credit Agreement is hereby amended to include the following new definition: “Bilateral Counter-Guarantee Issuer” has the meaning set forth in the definition of “Bilateral Credit Instrument”. (b) The definition of “Bilateral L/C Issuer” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows: “Bilateral L/C Issuer” has the meanings set forth in the definition of “Bilateral Credit Instrument”. (c) The definition of “Bilateral Letter of Credit” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows: “Bilateral Credit Instrument” means (a) any standby letter of credit issued by a Lender or an Affiliate of a Lender (such issuer, the “Bilateral L/C Issuer”) for the account of the Company or any Restricted Subsidiary thereof pursuant to a bilateral letter of credit facility (other than, for the avoidance of doubt, this Agreement) by and between the applicable Bilateral L/C Issuer and the Company or any Restricted Subsidiary thereof that is permitted under Section 7.3 and (b) any counter-guarantee, bank guarantee or similar contingent credit support instrument issued by a Lender or an Affiliate of a Lender (such issuer, a “Bilateral Counter-Guarantee Issuer”) for the account of the Company or any Restricted Subsidiary thereof pursuant to a bilateral facility (other than, for the avoidance of doubt, this Agreement) by and between the applicable Bilateral Counter-Guarantee Issuer and the Company or any Restricted Subsidiary thereof that is permitted under Section 7.3. For the avoidance of doubt, Bilateral Credit Instruments shall not constitute Letters of Credit hereunder. The face amount of any counter-guarantee, bank guarantee or similar instrument described in clause (b) shall be measured as the greater of (i) the stated amount of such counter-guarantee or similar instrument and (ii) the Dollar Equivalent of the stated amount of the related local guarantee or similar instrument issued by a bank in the jurisdiction of the beneficiary thereof. (d) The definition of “Indebtedness” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

3 “Indebtedness” means, for any Person, the following obligations of such Person, without duplication: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person representing the deferred purchase price of property or services other than accounts payable and accrued liabilities arising in the ordinary course of business and other than amounts which are being contested in good faith and for which reserves in conformity with GAAP have been provided; (c) all obligations of such Person evidenced by bonds, notes, bankers acceptances, debentures or other similar instruments of such Person, or obligations of such Person arising, whether absolute or contingent, out of letters of credit, counter-guarantees, bank guarantees or similar contingent credit support instruments issued for such Person’s account or pursuant to such Person’s application securing Indebtedness, in each case, to the extent drawn or demanded upon, as applicable; (d) all obligations of other Persons, whether or not assumed, secured by Liens (other than Permitted Liens) upon property or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, but only to the extent of such property’s fair market value; (e) all Capitalized Lease Obligations of such Person; (f) net obligations under Swap Agreements that have been cancelled or otherwise terminated before their scheduled expiration or are otherwise due and payable; and (g) all obligations of such Person pursuant to a Guaranty of any of the foregoing obligations of another Person; provided that the definition of “Indebtedness” shall not include: (i) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty, indemnity or other unperformed obligations of the seller of such asset; (ii) customary cash pooling and cash management practices and other intercompany indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extension of terms) incurred in the ordinary course of business; (iii) trade payables and accrued expenses arising in the ordinary course of business, deferred taxes, obligations assumed or liabilities incurred under drilling contracts, vessel time charters or other forms of service agreement in the ordinary course of business (e.g., bid bonds, performance guaranties, and pre-paid hire under vessel time charters or similar contracts which have not yet been earned), or obligations in respect of Equity Interests that do not constitute Disqualified Capital Stock; (iv) liabilities resulting from endorsements of instruments for collection in the ordinary course of business; and (v) any indebtedness with respect to which cash or Cash Equivalents in an amount sufficient to repay in full the principal and accrued interest on such indebtedness has been escrowed with the trustee or other depository for the benefit of the note holders in respect of such indebtedness but only to the extent the foregoing constitutes a complete defeasance of such indebtedness pursuant to the applicable agreement governing such indebtedness pursuant to a transaction not prohibited by Section 7.5(b). For purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture to the extent such Indebtedness is recourse to such Person. (e) The definition of “Specified Letters of Credit” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows: “Specified Credit Instruments” means, collectively, each Bilateral Credit Instrument. No Specified Credit Instrument shall constitute a Letter of Credit.

4 (f) Each reference in the Credit Agreement and the other Credit Documents to “Bilateral Letter of Credit” and “Bilateral Letters of Credit” is hereby replaced with “Bilateral Credit Instrument” and “Bilateral Credit Instruments”, as applicable. (g) Each reference in the Credit Agreement and the other Credit Documents to “Specified Letter of Credit Obligations” is hereby replaced with “Specified Credit Instrument Obligations”; and within such new definition, each reference to “Specified Letter of Credit” is hereby replaced with “Specified Credit Instrument”. (h) Each new or amended defined term set forth in this Section 2 shall appear in the appropriate alphabetical order in Section 1.1 of the Credit Agreement. Section 3. Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3 is satisfied (such date, the “Fourth Amendment Effective Date”): (a) The Administrative Agent shall have executed this Amendment and shall have received duly executed counterparts of this Amendment from each of the Borrowers and the Lenders representing at least the Required Lenders; (b) The Borrowers shall have paid all fees, costs and expenses then due and owing to the Administrative Agent, including, to the extent invoiced two (2) Business Days prior to the Fourth Amendment Effective Date, all reasonable and documented fees and expenses of Simpson Thacher & Bartlett LLP; and (c) No Default or Event of Default shall have occurred and be continuing immediately before or immediately after the Fourth Amendment Effective Date. For purposes of determining compliance with the conditions specified in this Section 3, each Lender shall be deemed to have consented to, approved and accepted and to be satisfied with each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to any Lender, any Arranger or any Agent, unless (i) an officer of the Administrative Agent responsible for the transactions contemplated by this Amendment shall have received written notice from such Person specifying its objection thereto at least one (1) day prior to the proposed Fourth Amendment Effective Date and (ii) in the case of any such Lender, such Lender shall not have made available to the Administrative Agent any portion of its Loan contemplated to be funded on the Fourth Amendment Effective Date. Section 4. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. (b) THE PROVISIONS OF SECTION 11.15(b) AND SECTION 11.15(c) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AS IF EACH HAD BEEN FULLY SET FORTH HEREIN, MUTATIS MUTANDIS.

5 Section 5. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each Lender that (a) as of the Fourth Amendment Effective Date, each representation and warranty of the Company and its Restricted Subsidiaries set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the Fourth Amendment Effective Date (unless qualified by materiality or Material Adverse Effect, in which case such representation or warranty is true and correct in all respects), except as a result of the transactions expressly permitted under the Credit Agreement or such other Credit Documents and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case such representation shall be true and correct in all respects) as of such earlier date and (b) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after the Fourth Amendment Effective Date. Section 6. Miscellaneous. (a) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment as such provisions of this Amendment are in effect on and after such date. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or modification of the Credit Agreement or any other Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. This Amendment does not constitute a novation of the Credit Agreement or any other Credit Document. (c) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. (d) Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. (e) This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto. (f) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6 (g) THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Signature Pages Follow]

Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written. NOBLE FINANCE II LLC, a Delaware limited liability company, as the Company and a Borrower By: ______________________________________ Name: Craig M. Muirhead Title: Vice President and Treasurer NOBLE INTERNATIONAL FINANCE COMPANY, an exempted company incorporated in the Cayman Islands with limited liability, as a Designated Borrower By: ______________________________________ Name: Ryan Trevor Pull Title: Director Docusign Envelope ID: E81AB91F-C9A4-89DC-80B3-44E99361470F

Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Confidential LENDERS: DNB Capital LLC, as a Lender By: ______________________________ Name: Title: By: ______________________________ Name: Title: Jessika Kai-Tseng Larsson Client Executive Andrew J. Shohet MD & Head of Ocean Industries, North America

Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement RESTRICTED LENDERS: HSBC Bank USA, N.A., as a Lender By: ______________________________ Name: Balaji Rajgopal Title: Managing Director

Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement LENDERS: CITIBANK, N.A., as a Lender By: ______________________________ Name: Todd Mogil Title: Vice President

Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Confidential BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender By: ______________________________ Name: Irv Roa Title: Executive Director By: ______________________________ Name: D. Andrew Maletta Title: Executive Director

Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Morgan Stanley Bank AG, as a Lender By: ______________________________ Name: Title: By: ______________________________ Name: Title: Docusign Envelope ID: A8FDBD9C-BF3A-85EF-81D7-30DEAA8531AD Mira Mittag Authorized Signatory Stephen Adams Executive Director

Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement LENDERS: SpareBank 1 Sør-Norge ASA, as a Lender By: ______________________________ Name: Johan Erland Title: Head of Maritime Industries